SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of
   earliest event reported):       June 30, 1997


                      DICTAPHONE CORPORATION
       (Exact Name of Registrant as Specified in Charter)


Delaware                           33-93464              13-3838908
(State or Other                    (Commission           (IRS Employer
Jurisdiction                       File Number)          Identification No.)
of Incorporation)


    3191 Broadbridge Avenue, Stratford, Connecticut  06497
 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number,
including area code:  (203) 381-7000


          (Former Name or Former Address, if Changed Since Last Report)


                         Exhibit List Appears on Page 4





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Item 5.  Other Events.

     On June 30, 1997, Dictaphone Corporation and the lenders under its Bank Credit Agreement, dated as of August 7, 1995, as amended as of June 28, 1996, executed a second amendment to such credit agreement modifying certain of the covenants contained therein. A copy of the Second Amendment to Credit Agreement, dated as of June 27, 1997, is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

      The following exhibit is filed with this Report:


Exhibit No.     Description

10.15 Second Amendment to Credit Agreement, dated as of June 27, 1997, by and among Dictaphone
                Corporation and the Lenders party thereto.





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





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DICTAPHONE CORPORATION



Date: July  8, 1997            By:  /s/ Joseph D. Skrzypczak
                                   ---------------------------------------------
                               Name:  Joseph D. Skrzypczak
                               Title: Vice President and Chief
                                      Financial Officer





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


                                   EXHIBIT LIST



Exhibit No.                  Description

10.15 Second Amendment to Credit Agreement, dated as of June 27, 1997, by and among Dictaphone Corporation and the Lenders party thereto.





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